Financial Instruments	12 Months Ended
Oct. 31, 2022
Financial Instruments [Abstract]
FINANCIAL INSTRUMENTS
17.	FINANCIAL INSTRUMENTS

The Company’s financial instruments consist of cash and cash equivalents, accounts payable and accrued liabilities, lease liability, loans to Ekidos, and due from and due to related party. The Company’s risk exposure and the impact on the Company’s financial instruments are summarized below.

a)	Credit risk

The Company’s credit risk on other receivables and due from related party is negligible.

Credit risk is the risk of financial loss to the Company if a counter party to a financial instrument fails to meet its payment obligations. The Company is exposed to credit risk with respect to its cash and cash equivalents and amounts due from related party. Management believes that the credit risk concentration with respect to cash and cash equivalents is remote as it maintains accounts with highly rated financial institutions. Cash and cash equivalents are denominated in $USD, $CDN and Kazakh Tenge, and consist of guaranteed investment certificates for the terms of less than 100 days acquired from a Canadian financial institution.

b)	Liquidity risk

Liquidity risk is the risk that the Company will encounter difficulty in satisfying its financial obligations as they become due. The Company manages its liquidity risk by forecasting cash flows from operations and anticipating investing and financing activities. As at October 31, 2022, the Company had working capital of $18,906 (2021 - $6,493,934) and cash and cash equivalents of $424,124 (2021 - $3,806,291), and is exposed to significant liquidity risk at this time. Furthermore, as the Company is in the exploration stage, it will periodically have to raise funds to continue operations and intends to raise further financing through equity offerings.

Accounts payable and accrued liabilities and due to related party are non-interest-bearing and are normally settled on 30-day terms.

c)	Market risk

Market risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in market prices. Market risk comprises three types of risk: interest rate risk, foreign currency risk and other price risk. The Company is not currently exposed to any significant interest rate risk or other price risk. The Company is exposed to foreign currency risk with respect to cash denominated in Canadian dollars. As at October 31, 2022, a 10% (2021 – 15%) strengthening (weakening) of the Canadian dollar against the United States dollar would have increased (decreased) the Company’s comprehensive loss by approximately $7,000 for the year ended October 31, 2022 (2021 - $563,000).

The Company also maintains a minimum cash balance of local currency in bank account in Kazakhstan and the Company assessed such foreign currency risk as low.

The Company has not hedged any of its foreign currency risks.

d)	Commodity price risk

The ability of the Company to raise funds to explore and develop its exploration and evaluation assets and the future profitability of the Company are directly related to the price of copper and gold. The Company monitors copper and gold prices to determine the appropriate course of action to be taken.